2019 Year End & 2020 First Quarter Update Strategic Storage Trust IV, Inc. This property is not owned by Strategic Storage Trust IV, Inc. This property is owned by our sponsor. Exhibit 99.1

Risk Factors & Other Information This investor presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our real estate investment strategy; uncertainties relating to financing availability and capital proceeds; uncertainties relating to the closing of property acquisitions; uncertainties related to the timing and availability of distributions; uncertainties related to the impact of the outbreak of the novel coronavirus (COVID-19); and other risk factors as outlined in the Company’s public filings with the Securities and Exchange Commission. This is neither an offer nor a solicitation to purchase securities. As of March 31, 2020, our accumulated deficit was approximately $19.1 million, and we anticipate that our operations will not be profitable in 2020. We have paid, and may continue to pay, distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and the private offering transaction.  We are not prohibited from undertaking such activities by our charter, bylaws, or investment policies, and we may use an unlimited amount from any source to pay our distributions.  For the years ended December 31, 2017, 2018 and 2019, and for the three months ended March 31, 2020, we have funded substantially all of our distributions using proceeds from our private offering transaction and our public offering. Payment of distributions in excess of earnings may have a dilutive effect on the value of your shares. If we pay distributions from sources other than cash flow from operations, we will have fewer funds available for acquiring properties, which may reduce our stockholders’ overall returns. Additionally, to the extent distributions exceed cash flow from operations, a stockholder’s basis in our stock may be reduced and, to the extent distributions exceed a stockholder’s basis, the stockholder may recognize a capital gain. No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of this offering, if at all; therefore, it may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount. Our charter does not require us to pursue a liquidity transaction at any time. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis We have limited operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results. We are a “blind pool.” As a result, you will not be able to evaluate the economic merits of our future investments prior to their purchase. We may be unable to invest the net proceeds from this offering on acceptable terms to investors, or at all. There are substantial conflicts of interest among us and our sponsor, advisor, property manager, transfer agent and dealer manager. Our advisor will face conflicts of interest relating to the purchase of properties, including conflicts with SmartStop Self Storage REIT, Inc. and the advisors other private programs sponsored by our sponsor, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us. We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers, which will reduce cash available for investment and distribution. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent.

SmartStop Asset Management, LLC

SSTIV STRATEGIC STORAGE TRUST

SmartStop Asset Management, LLC

SmartStop Asset Management, LLC ("SAM") and its affiliates* have a managed real estate portfolio of approximately $2.1 billion.

- An affiliate* of SAM sponsors, advises and manages one public, non-traded REIT and one private REIT focusing on self storage properties
- Growing self storage portfolio of properties in the greater Toronto area, comprising over 1 million net rentable square feet
- Company and affiliates have acquired over $6 billion in real estate assets over the past 15 years
- National sponsor of 1031 DST programs

- Current managed portfolio comprises approx. 12.3 million rentable square feet across 21 states & Toronto, Canada
- SAM and its affiliates have an aggregate of over 380 employees, including 37 self storage employees in Toronto, Canada
- Experienced developer of self storage and mixed-use properties in the U.S. and Toronto, including ground up & redevelopment projects
- Sponsor of public, non-traded REIT investing in student & senior housing

*Self Storage REITs are sponsored by SmartStop REIT Advisors, LLC., an affiliate of SAM

Investor Presentation 4

SmartStop REIT Advisors, LLC.

SSTIV STRATEGIC STORAGE TRUST

SmartStop REIT Advisors Officers

H. Michael Schwartz
Executive Chairman
16 Years Experience

Michael McClure
Chief Executive Officer
12 Years Experience

Wayne Johnson
President & CIO, Self Storage
34 Years Experience

James Barry
CFO & Treasurer, SmartStop REIT
8 Years Experience

Mike Terjung
Chief Accounting Officer
10 Years Experience

Joe Robinson
Chief Operations Officer
11 Years Experience

Gerald Valle
SVP Storage Operations
31 Years Experience

Matt Lopez
CFO & Treasurer - SSGT II & SSTIV
10 Years Experience

Nicholas Look
General Counsel, Self Storage
3 Years Experience

Strategic Storage Trust IV, Inc. Officers

H. Michael Schwartz
Chairman & Chief Executive Officer
16 Years Experience

Michael McClure
President
12 Years Experience

Wayne Johnson
Chief Investment Officer
34 Years Experience

Matt Lopez
CFO & Treasurer
10 Years Experience

Investor Presentation 5

Institutional Management Day-to-day operations Technology Innovation Web Development Marketing Pricing Analytics Revenue Management Dedicated In-house Call Center Developments & C/Os The SmartStop Self Storage Brand and its associated trademarks are owned by an affiliate our sponsor.

COVID-19 Update

Protecting Our Customers & Employees Social Distancing: Allowing only one customer in our office at a time and enforcing stay-at-home when sick procedures for employees Cleanliness: Thorough cleaning at each of our facilities. Employees are required to wear latex gloves, and ill customers are asked to call us or visit us online Security: Security systems remain online, and staff are performing routine inspections Communication: Call center remains open, and customers can access accounts and pay bills online Prioritizing the health and safety of customers and employees, while ensuring locations continue to stay open

Business Continuity and Positioning Continue to rent units through the call center As of March 13 (8 weeks), the majority of our corporate employees were working remotely with no interruption of key business functions Significant liquidity across our storage programs, both in cash and availability in the case of SmartStop and the Extra Space preferred equity capacity Continuing to pay stockholder distributions and are confident that self storage is well suited to weather all economic environments Updated distributions to a monthly practice, providing board of directors the flexibility to evaluate any potential financial impact of COVID-19 on our business and to respond effectively, if needed Well positioned with the SmartStop Self Storage platform to grow in the future Royal Palm Beach, Florida

SmartStop’s Response Paused all existing customer rate increases from April 1st – June 1st Paused any auction activity through mid-May Continue to drive traffic through website and call center Added the ability of call center agents to complete rentals, start-to-finish with customers For the month of April, call center representatives leased nearly 900 units over the phone, representing over 20% of all April activity, as compared to prior months of 5-10% of rental activity Launched beta-version of SmartStop’s online rental platform, allowing customers to complete the lease execution process with the convenience of a computer or mobile phone. Receiving positive feedback from both employees and customers Royal Palm Beach, Florida

COVID-19’s Impact on Operations Royal Palm Beach, Florida Demand for self-storage properties continued throughout the COVID pandemic and the various shelter-in-place orders across the U.S. and Canada Slow down in rental activity for the 30 day period between March 20 – April 20 Saw rental activity slowly progress closer to prior year levels during the back half of April Rental activity in the first week of May is at or above prior year Same-store occupancy rates (owned and managed stores) March 31, 2020: 88.9%, up approximately 50 basis points from prior year April 30, 2020: 88.7%, down approximately 30 basis points from prior year May 8, 2020: 88.8%, up approximately flat from prior year Collected approximately 96.2% of rents for April 2020 compared to approximately 96.4% of rents for April 2019 Health crisis has limited future supply, as current construction projects are stalled and projects in various stages of planning are being halted or significantly delayed

Strategic Storage Trust IV, Inc.

Strategic Storage Trust IV, Inc. Stabilized + Growth Self Storage Properties NO Acquisition Fees* NO Financing Fees* NO Disposition Fees* *Although there are no acquisition fees, disposition fees or financing fees, there are significant fees including, but not limited to, asset management fees, property management fees, construction fees and related expenses. These fees could be greater overall than another REIT’s total fees, regardless of the types of fees charged.

Income & Growth Property Focus Targeting Facilities With Strong Physical Occupancy Potentially Under Occupied Economically, Increasing Future Cash Flows Revenue-Optimizing Algorithms Utilized To Increase Rent Per Square Foot (RPSF) And Reduce Discounts Approximately 75% Income Allocation Certificate of Occupancy / Lease Up / Development / Redevelopment / Expansion Has Not Yet Reached Stabilization Existing Management Unable to Boost Occupancy Institutional Management and Marketing Make a Difference! Approximately 25% Growth Allocation

Why Self Storage? Drivers of Self Storage Marital Status Change Birth & Inheritance Military Deployment Downsizing by Empty Nesters & Baby Boomers Job Relocation Business Expansion or Contraction Unique Ability to Add Value as an Operating Business Low Capital Expenditure Requirements Fragmented Market Recession Resistant(3) Hedge Against Inflation & Increasing Interest Rates (Due to month-to-month Rent) 2020 Self-Storage Almanac We will not pay commissions in connection with the leasing of our self storage units; however, we will pay certain fees associated with the day-to-day management. “Demand for storage is driven by major demographic trends which are going to happen regardless of GDP growth rates, unemployment or what the S&P 500 is doing. . . accordingly, [self] storage is recession resistant.” Source: “Gates: Recession-resistant property is best for investors” - Austin Business Journal by Cody Lyon, Staff Writer, September 2011. Past performance is no indication of future results. It is possible to lose money on this investment. While the self storage industry may be resistant to recessions, there is no guarantee that a related investment will realize a profit or prevent against loss.

State-of-the-Art Website Modern New Website Emphasis on mobile speed & experience → 1.9 second load time Geo-serving content Better search functionality UX testing to build best user flow Live chat with call center Online rentals ready to be released Web leads now converting over 63%

SmartStop Self Storage – Branding

SSTIV
STRATEGIC STORAGE TRUST

Brand Awareness

- Strong, well-known brand name
- Brand protection
- Registered trademarks in U.S./Canada
- 250 U.S./Canadian domain names
- Processes in place to act upon potential brand infringement

Store Branding

- Locations feature SmartStop signage and colors
- The SmartStop brand appears on:
  - Moving supplies
  - SmartStop website
  - Advertising and marketing efforts
  - Special events/team sponsorships
  - Employee uniforms, name tags, etc.
  - Flags, banners and printed materials

SmartStop®
Self Storage
...The Smarter Way to Store!™


Welcome
SmartSupplies
SmartSupplies
SmartStop

The SmartStop Self Storage Brand and its associated trademarks are owned by an affiliate our sponsor.

Investor Presentation 17

Brand Awareness

SSTIV
STRATEGIC STORAGE TRUST

2019 Activity

- **Social Media Followers: 18,819** ↑ 26.8%
- **Impressions: 16,129,293** ↑ 346.6%
- **Engagements: 727,824** ↑ 289.4%



HOCKEY

Mississauga Steelheads



IDITAROD MUSHER

Jessica Klejka



INDY CAR

Sage Karam



MOTO X STEP UP

Bryce Hudson



BOXING/ MMA

Multiple Fighters

The SmartStop Self Storage Brand and its associated trademarks are owned by an affiliate our sponsor.

Investor Presentation 18

Equity Update Royal Palm Beach, Florida Equity Update(1) Approx. $248 Million (3/31/2020) Approx. 42.9% loan to asset value (3/31/2020) Distributions(2) SST IV pays a distribution rate of approximately $0.00427 per day per share (equivalent to $1.56 per share annually) to both Class A and Class T stockholders of record. The T share distribution is reduced by an ongoing stockholder servicing fee equal to an annual rate of 1% of the T share purchase price. The W share distribution is reduced by an ongoing dealer manager servicing fee equal to an annual rate of 0.50% of the W share purchase price. (1) Offering temporarily suspended as of April 30th, 2020 (2) We have paid and may continue to pay, distributions from sources other than cash flow from operations, therefore, we will have fewer funds available for acquisitions of properties and our stockholders overall return may be reduced. Future distributions are at the sole discretion of our board of directors and are not guaranteed. Puyallup, Washington Property

SST IV Financial Update Three Months Ended March 31, 2020 vs 2019 Modified FFO Revenues Net Operating Income* Property Operating Expenses as a Percentage of Revenue Number of Facilities Physical Occupancy** Three Months Ended March 31, 2020 $5,234,189 $2,689,313 42%*** 23 89% Three Months Ended March 31, 2019 $3,459,128 $2,120,753 33% 16 87% *NOI is a non-GAAP measure that we define as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization and acquisition expenses. We believe that NOI is useful for investors as it provides a measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with the operation of the properties. Additionally, we believe that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. **Occupancy number is as of quarter end date. Excludes lease-up properties. ***Increase in operating expenses as a percent of revenue are primarily a result of six lease-up and certificate of occupancy properties acquired in the fourth quarter of 2019 and first quarter of 2020.

SST IV Financial Update SST IV Net Asset Value Independent, 3rd Party Valuation Engaged Duff & Phelps Asset-by-Asset valuation of Real Estate (no portfolio premium) In accordance with IPA NAV Guideline See our Current Report on Form 8-K filed with the SEC on June 21, 2019 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share. NAV VALUE = $22.65 Low Mid High Per Share Value $21.40 $22.65 $24.02

SST IV Current Portfolio as of 04/30/2020 $296,670,000 Portfolio* Since the launch of SST IV in 2017, the REIT has acquired twenty-three self storage properties in nine states and four properties through joint ventures to be developed in the Greater Toronto Area. The portfolio includes approximately 1,935,000 rentable square feet and approximately 17,020 storage units. The portfolio’s current occupancy is approximately 89%.** NRSF 1,935,000 Units 17,020 **Occupancy number as of 04/30/20 Excludes lease-up properties *Based on purchase price. Includes development properties

Strategic Storage Trust IV, Inc. Properties

Recent Acquisitions Taylor Theus Portfolio 3,510 Units 325,700 NRSF Approx. 72% Occupancy* Purchase Price: $64.5M Ocoee, Florida Charlotte, North Carolina Charlotte, North Carolina Charlottesville, Virginia *Occupancy number as of 04/30/2020 4 properties currently in lease up

Recent Acquisition 13788 W. Greenway Rd Surprise, Arizona 716 Units 78,775 NRSF Approx. 19% Occupancy* Purchase Price: $7,825,000 *Occupancy number as of 04/30/2020 Acquired at C of O 12/17/2019

Recent Acquisition 852 Metcalf St Escondido, California 1,150 Units 96,500 NRSF Approx. 18% Occupancy* Purchase Price: $18,000,000 *Occupancy number as of 04/30/2020 Acquired at C of O 01/17/2020

Strategic Storage Trust IV, Inc. Goals Monthly Distributions(1) Capital Appreciation Recession Resistant(2) Hedge Against Inflation & Increasing Interest Rates (Due to month to month rents) No Tenant Improvements / Leasing Commissions(3) Goal of Meeting Current & Future Income Needs 3-5 Year Anticipated Hold After Completion of Offerings(4) (1)Distributions are at the sole discretion of the Board of Directors and are not guaranteed. Demand for storage is driven by major demographic trends which are going to happen regardless of GDP growth rates, unemployment or what the S&P 500 is doing accordingly, [self] storage is recession resistant.” Source: “Gates: Recession-resistant property is best for investors” - Austin Business Journal by Cody Lyon, Staff Writer, September 2011. Past performance is no indication of future results. It is possible to lose money on this investment. While the self storage industry may be resistant to recessions, there is no guarantee that a related investment will realize a profit or prevent against loss. We will not pay commissions in connection with the leasing of our self storage units; however, we will pay certain fees associated with the day–to-day management and operations of our self storage facilities. The timing of our exit strategy is subject to market conditions and the discretion of our Board of Directors. There is no assurance that we will achieve one or more of the liquidity events we intend to seek within this time frame or at all. Our offering may last up to 3.5 years and our Board of Directors may determine that it is in the best interest of our stockholders to conduct a follow-on offering, in which case offerings of our common stock could be conducted for 6 years or more.

Self Storage Companies Publicly Traded Self Storage Companies NYSE: EXR NYSE: PSA NYSE: CUBE NYSE: LSI NYSE: UHAL NYSE: JCAP NYSE: NSA Public Non-Traded Self Storage REITs

Next Steps Main Office 10 Terrace Road Ladera Ranch, CA 92694 877.32.REIT5 (877.327.3485) info@strategicREIT.com Company Info: StrategicREIT.com Storage Rentals: SmartStopSelfStorage.com Investor Services 866.418.5144

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